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                           TERMINATION AGREEMENT


     THIS TERMINATION AGREEMENT ("Termination Agreement"), dated as of June 15, 1996, relates to the Amended and Restated Stockholders' Agreement, dated October 29, 1993 (the "Stockholders' Agreement"), among First Merchants Acceptance Corporation, a Delaware corporation, the other parties named therein and the persons that have become parties thereto by written Joinders in accordance with the terms thereof.

     WHEREAS, the undersigned have entered into the Stockholders'
Agreement; and

     WHEREAS, the undersigned desire to terminate the Stockholders' Agreement, effective as of the date hereof.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

     1.   Termination.

     Effective as of the date hereof, the Stockholders' Agreement is hereby terminated and all rights and obligations thereunder are hereby terminated.

     2.   Counterparts.

     This Termination Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

     3. Entire Agreement. This Termination Agreement represents the entire agreement and understanding of the parties hereto with reference to the subject matter hereof.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Termination Agreement as of the date first above written.



                               FIRST MERCHANTS ACCEPTANCE
                               CORPORATION


                               By:
                                    Its:


                               FINANCE ACQUISITION CORP.


                               By:
                                    Its:


                               MIDDLEWEST VENTURES II, L.P.

                               By:  Middlewest Management
Company,                                 L.P.
                                    Its: General Partner

                               By:
                                    Its:




                               Christopher J. Perry




                               M. Ann O'Brien




                               Robert F. Perille




                               Ford S. Bartholow




                               Jeffrey M. Mann




                               Matthew W. Clary




                               Thomas E. Van Pelt, Jr.




                               Brian W. Hausmann




                               Marilyn E. Millard




                               John W. McCarthy




                               Robert G. Mark




                               Mitchell C. Kahn



                               THE KANTER FAMILY FOUNDATION


                               By:
                                    Its:



                               CEDAR GLEN INVESTMENTS

                               By:  RPW Trust
                                    Its:  General Partner


                               By:
                               Solomon A. Weisgal, not in his
                               individual capacity but solely
                               as Trustee/Partner


                               DANAE INVESTMENTS


                               By:
                                    Its: